Household Home Equity Loan Trust 1999-1

Distribution Number	58
Beginning Date of Accrual Period	08/01/04
End Date of Accrual Period	08/31/04
Distribution Date	09/20/04
Previous Distribution Date	08/20/04

Funds Disbursement
Available Funds for Distribution / Collected Funds	4,166,500.87
Available Distribution Amount	4,122,932.49
Principal Collections	3,315,946.92
Interest Collections (net of servicing fee)	806,985.57
Collections of Interest (net of servicing fee and principal recoveries)	806,904.31
Principal recovery	81.26
Distribution of Interest Collections
Servicing Fee	43,568.38
Extra Principal Distribution Amount	-
Interest Paid	533,181.15
To Class R	273,804.42

Distribution of Principal Collections
Principal Paid to Certificates	2,899,169.98
Overcollateralization Release Amount	416,776.94

Pool Balance
Begin Principal Balance	104,564,119.50
Adjustments	-
Principal Collections (including repurchases)	(3,315,946.92)
Charge-offs	(263,275.27)
End Principal Balance	100,984,897.31

Collateral Performance
Cash Yield (% of beginning balance)	9.76%
Charge off Rate (net of principal recoveries; % of beginning balance)	3.02%
Net Yield	6.74%
Realized Losses during the collection period	263,194.01

Delinquent Loans (contractual)
30-59 days principal balance of loan	6,927,350.58
30-59 days number of loans	100
60-89 days principal balance of loan	958,264.94
60-89 days number of loans	15
90+ days number of loans	93
90+ days principal balance of loan	5,715,255.07

Number of loans that went into REO during the collection period	4
Principal balance of loans that went into REO during the collection period	481,922.27
Principal balance of REO as of the end of the collection period	1,423,189.56

Overcollateralization Reconcilliation
Begin OC Amount	19,867,182.70
Target OC Amount	19,187,130.49
OC Deficiency	-
OC Release Amount	416,776.94
Charge-offs	263,275.27
End OC Amount	19,187,130.49
Monthly Excess Cash Flow	273,804.42

Loan Repurchase Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	0.00
Principal balance of loans purchased or substituted pursuant to 2.02 during the period	0.00
Number of loans purchased or substituted pursuant to 2.04 during the period	0.00
Principal balance of loans purchased or substituted pursuant to 2.04 during the period	0.00
Number of loans purchased or substituted pursuant to 3.01 during the period	0.00
Principal balance of loans purchased or substituted pursuant to 3.01 during the period	0.00
Number of loans purchased or substituted pursuant to 3.07 during the period	0.00
Principal balance of loans purchased or substituted pursuant to 3.07 during the period	0.00
Substitutiion Adjustment Amounts	0.00
Number of Home Equity Loans outstanding (Beginning of Collection Period)	1,878
Number of Home Equity Loans outstanding (Ending of Collection Period)	1,824

Other
Stepdown	Yes
Trigger Event	No
Event of Default	No
Pool Factor	0.1634680
Principal Distribution Amount	2,899,169.98
Principal Collections	3,315,946.92
Extra Principal Distribution Amount	0.00
O/C Release Amount	416,776.94

Class A-1 Noteholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	-
2. Principal Distribution per $1,000	-
3. Interest Distribution per $1,000	-

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 related Note Rate	6.83%
2. Accrual Convention	30/360

3. Class A-1 Principal Balance, BOP	-
4. Class A-1 Interest Carryover Shortfall, BOP	-

5. Class A-1 Interest Due	-
6. Class A-1 Interest Paid	-
7. Class A-1 unpaid Carryover Shortfall, EOP	-

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Principal Balance, BOP	-
2. Class A-1 Principal Due	-
3. Class A-1 Principal Paid	-
4. Class A-1 Principal Balance, EOP	-

5. Class A-1 Notes Balance as a % of the Total Certificate Balance, EOP	0
6. Class A-1 Notes Balance as a percentage of the Pool Balance, EOP	0

Class A-2 Noteholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	-
2. Principal Distribution per $1,000	-
3. Interest Distribution per $1,000	-

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 related Note Rate	6.95%
2. Accrual Convention	30/360

3. Class A-2 Principal Balance, BOP	-
4. Class A-2 Interest Carryover Shortfall, BOP	-

5. Class A-2 Interest Due	-
6. Class A-2 Interest Paid	-
7. Class A-2 unpaid Carryover Shortfall, EOP	-

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Principal Balance, BOP	-
2. Class A-2 Principal Due	-
3. Class A-2 Principal Paid	-
4. Class A-2 Principal Balance, EOP	-

5. Class A-2 Notes Balance as a percentage of the Total Certificate Balance	0
6. Class A-2 Notes Balance as a percentage of the Pool Balance, EOP	0

Class A-3 Noteholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	19.269210
2. Principal Distribution per $1,000	17.360627
3. Interest Distribution per $1,000	1.908583

B. Calculation of Class A-3 Interest Due & Paid
1. Class A-3 related Note Rate	7.21%
2. Accrual Convention	30/360

3. Class A-3 Principal Balance, BOP	28,589,036.98
4. Class A-3 Interest Carryover Shortfall, BOP	-

5. Class A-3 Interest Due	171,772.46
6. Class A-3 Interest Paid	171,772.46
7. Class A-3 unpaid Carryover Shortfall, EOP	-

C. Calculation of Class A-3 Principal Due & Paid
1. Class A-3 Principal Balance, BOP	28,589,036.98
2. Class A-3 Principal Due	1,562,456.45
3. Class A-3 Principal Paid	1,562,456.45
4. Class A-3 Principal Balance, EOP	27,026,580.53

5. Class A-3 Notes Balance as a percentage of the Total Certificate Balance	0.330407315
6. Class A-3 Notes Balance as a percentage of the Pool Balance, EOP	0.267629925

Class A-4 Noteholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	15.471428
2. Principal Distribution per $1,000	11.130014
3. Interest Distribution per $1,000	4.341414

B. Calculation of Class A-4 Interest Due & Paid
1. Class A-4 related Note Rate	7.21%
2. Accrual Convention	30/360

3. Class A-4 Principal Balance, BOP	31,012,511.14
4. Class A-4 Interest Carryover Shortfall, BOP	-

5. Class A-4 Interest Due	186,333.50
6. Class A-4 Interest Paid	186,333.50
7. Class A-4 unpaid Carryover Shortfall, EOP	-

C. Calculation of Class A-4 Principal Due & Paid
1. Class A-4 Principal Balance, BOP	31,012,511.14
2. Class A-4 Principal Due	477,700.20
3. Class A-4 Principal Paid	477,700.20
4. Class A-4 Principal Balance, EOP	30,534,810.94

5. Class A-4 Notes Balance as a percentage of the Total Certificate Balance	0.373296388
6. Class A-4 Notes Balance as a percentage of the Pool Balance, EOP	0.302370075

Class M-1 Noteholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	13.785453
2. Principal Distribution per $1,000	11.578356
3. Interest Distribution per $1,000	2.207097

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 related Note Rate	7.83%
2. Accrual Convention	30/360

3. Class M-1 Principal Balance, BOP	12,024,873.74
4. Class M-1 Interest Carryover Shortfall, BOP	-

5. Class M-1 Interest Due	78,462.30
6. Class M-1 Interest Paid	78,462.30
7. Class M-1 unpaid Carryover Shortfall, EOP	-

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Principal Balance, BOP	12,024,873.74
2. Class M-1 Principal Due	411,610.55
3. Class M-1 Principal Paid	411,610.55
4. Class M-1 Principal Balance, EOP	11,613,263.19

5. Class M-1 Notes Balance as a percentage of the Total Certificate Balance	0.141975309
6. Class M-1 Notes Balance as a percentage of the Pool Balance, EOP	0.115

Class M-2 Noteholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	16.525385
2. Principal Distribution per $1,000	13.590607
3. Interest Distribution per $1,000	2.934778

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 related Note Rate	8.87%
2. Accrual Convention	30/360

3. Class M-2 Principal Balance, BOP	13,070,514.94
4. Class M-2 Interest Carryover Shortfall, BOP	-

5. Class M-2 Interest Due	96,612.89
6. Class M-2 Interest Paid	96,612.89
7. Class M-2 unpaid Carryover Shortfall, EOP	-

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Principal Balance, BOP	13,070,514.94
2. Class M-2 Principal Due	447,402.78
3. Class M-2 Principal Paid	447,402.78
4. Class M-2 Principal Balance, EOP	12,623,112.16

5. Class M-2 Notes Balance as a percentage of the Total Certificate Balance	0.154320988
6. Class M-2 Notes Balance as a percentage of the Pool Balance, EOP	0.125

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Servicer, and
JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.

Household Finance Corporation is, as of the date hereof, the
Servicer under the Pooling and Servicing Agreement.

The undersigned is a Servicing Officer.

This Certificate relates to the Distribution Date occurring on September 20, 2004

As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Collection Period preceding such Distribution Date.

As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of September, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer